Exhibit 10.1

IN THE UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

CHESAPEAKE EXPLORATION,    §
L.L.C., and CHESAPEAKE     §
ENERGY CORPORATION,     §
§
Plaintiffs,    § CIVIL NO. 4:12-cv-2922
vs.    §
§
GASTAR EXPLORATION, LTD,    §
GASTAR EXPLORATION     §
TEXAS, LP, and GASTAR     §
EXPLORATION TEXAS, LLC,    §
§
Defendants.    §

SETTLEMENT AGREEMENT

This Settlement Agreement is entered into between Plaintiffs Chesapeake Exploration, L.L.C. (“Chesapeake Exploration”) and Chesapeake Energy Corporation (“Chesapeake Energy”) and Defendants Gastar Exploration, Ltd. (“Gastar Ltd.”), Gastar Exploration Texas, LP (“Gastar LP”), and Gastar Exploration Texas, LLC (“Gastar LLC”).
WHEREAS, Chesapeake Exploration and Chesapeake Energy filed a lawsuit against Gastar Ltd., Gastar LP, and Gastar LLC in the United States District Court for the Southern District of Texas, Case No. 4:12-cv-2922 (the “Lawsuit”);
WHEREAS, a true and correct copy of the Complaint filed in the Lawsuit is attached hereto as Exhibit 1 (the “Complaint”);
WHEREAS, Chesapeake Exploration, L.L.C., Arcadia Resources, L.P., Jamestown Resources, L.L.C. and Larchmont Resources, L.L.C. and an affiliate of Gastar Ltd., Gastar

Exhibit 10.1

Exploration Oklahoma, Inc., have entered into a Purchase and Sale Agreement dated as of the date hereof, a true and correct copy of which is attached hereto as Exhibit 2 (the “PSA”);
WHEREAS, the parties to the Lawsuit have now agreed to this Settlement Agreement, in order to resolve the claims, matters, and issues in disputes that are the subject of the Lawsuit on the terms, and subject to the conditions, set out in this Settlement Agreement.
NOW, THEREFORE, in consideration of the mutual promises contained in this Settlement Agreement, the receipt and sufficiency of which are hereby acknowledged, Chesapeake Exploration, Chesapeake Energy, Gastar Ltd., Gastar LP, and Gastar LLC agree as follows:
1.In the event that (i) the Closing (as defined in the PSA) occurs as provided in the PSA or (ii) Gastar delivers a Termination Settlement Notice pursuant to Section 13 of the PSA, Gastar Ltd., Gastar LP, and Gastar LLC shall pay Chesapeake Exploration and Chesapeake Energy Ten Million Seven Hundred Fifty-Two Thousand Eight Hundred and Sixty-One Dollars ($10,752,861.00) (the “Settlement Price”) in exchange for: (a) the sale, transfer, and conveyance to Gastar Ltd., or a designated subsidiary thereof, of 6,781,768 shares of Gastar Ltd. common stock currently owned by Chesapeake Energy or its subsidiaries (the “CHK Gastar Shares”) based on an allocation of a portion of the Settlement Price equal to $1.4381 per share for the CHK Gastar Shares; and (b) the dismissal with prejudice of the Lawsuit with respect to which the remainder of the Settlement Price will be allocated; provided, however, that, in the event Gastar delivers a Termination Settlement Notice pursuant to Section 13 of the PSA, the Settlement Price shall be partially satisfied out of the Deposit (as defined in the PSA) held by Chesapeake Exploration by crediting the amount of  Three Million One Hundred Seventy-Seven Thousand Five Hundred and Seventy-Five Dollars ($3,177,575.00) (the “Deposit Credit”) to the Settlement Price as provided in Section 13 of the PSA, with the remainder of the Deposit being retained by the Sellers (as defined in the PSA) as liquidated

Exhibit 10.1

damages as provided in the PSA. The Settlement Price (less the Deposit Credit, if applicable) (such amount, the “Settlement Payment”) shall be paid by Gastar Ltd., or a designated subsidiary thereof, to Chesapeake Energy by wire transfer of immediately available funds to an account designated by Chesapeake Energy (i) at the Closing (as defined in the PSA) in the event that Closing occurs as provided in the PSA or (ii) within five 5 business days of the date of delivery of the Termination Settlement Notice. Immediately upon the receipt of the Settlement Payment, Chesapeake Energy shall deliver to Gastar Ltd. one or more common share stock certificates evidencing the CHK Gastar Shares duly endorsed for transfer to Gastar Ltd. or a designated subsidiary thereof (or such other evidence of transfer of title to the CHK Gastar Shares as may be reasonably acceptable to Gastar Ltd.).
2.    Within three business days after the delivery of the Settlement Payment to Chesapeake Energy, Chesapeake Exploration and Chesapeake Energy shall make all filings necessary and appropriate to have all claims asserted in the Lawsuit dismissed with prejudice.
3.    Conditioned on the receiving the Settlement Payment as provided herein, Chesapeake Exploration and Chesapeake Energy hereby release Gastar Ltd., Gastar LP, and Gastar LLC, and all of the subsidiaries and affiliates of Gastar Ltd., Gastar LP, and Gastar LLC, as well as all of the agents, representatives, officers, directors, and employees of Gastar Ltd., Gastar LP, and Gastar LLC and of any of their subsidiaries and affiliates, of and from any and all claims and causes of action, whether known or unknown, whether in contract, in tort, in equity, statutory or under other applicable law, arising out of or relating in any way to any of the transactions, occurrences, actions, or omissions described in the Original Petition and Amended Petitions filed by the Plaintiffs in the Navasota Resources v. Chesapeake Exploration litigation described in the Complaint filed in the Lawsuit and/or the transactions, occurrences, actions, or omissions described

Exhibit 10.1

in the Complaint filed in the Lawsuit, including but not limited to all claims and causes of action asserted in the Complaint filed in the Lawsuit.
4.    Conditioned on the transfer of the CHK Gastar Shares to Gastar Ltd. or a designated subsidiary thereof as provided herein, Gastar Ltd., Gastar LP, and Gastar LLC hereby release Chesapeake Exploration, Chesapeake Energy, and all of the subsidiaries and affiliates of Chesapeake Exploration and Chesapeake Energy, as well as all of the agents, representatives, officers, directors, and employees of Chesapeake Exploration and Chesapeake Energy and of any of their subsidiaries and affiliates, of and from any and all claims and causes of action, whether known or unknown, whether in contract, in tort, in equity, statutory or under other applicable law, arising out of or relating in any way to any of the transactions, occurrences, actions, or omissions described in the Original Petition and Amended Petitions filed by the Plaintiffs in the Navasota Resources v. Chesapeake Exploration litigation, described in the Complaint filed in the Lawsuit and/or the transactions, occurrences, actions, or omissions described in the Complaint filed in the Lawsuit.
5.    All parties will bear their own attorneys’ fees, expert witness fees, and other costs incurred in the Lawsuit.
6.    The parties to this Settlement Agreement hereby stipulate, acknowledge, and agree that no representations were made by anyone to induce their agreement to the settlement set out in this Settlement Agreement, and none of the parties to this Settlement Agreement relied on any representations in agreeing to the settlement set out in this Settlement Agreement. Without limitation of the foregoing, Chesapeake Exploration and Chesapeake Energy stipulate, acknowledge, and agree that Gastar Ltd., Gastar LP, and Gastar LLC owe no duty to Chesapeake Exploration or Chesapeake Energy to disclose any information regarding Gastar Ltd. or any of its assets, activities, operations, results, prospects, business plans, or those of its subsidiaries or affiliates, including any

Exhibit 10.1

such information that if made public may affect the trading value of the shares of Gastar Ltd., in connection with this Settlement Agreement or the purchase of the CHK Gastar Shares provided for in Paragraph 1 above. Chesapeake Exploration and Chesapeake Energy stipulate, acknowledge, and agree that they are not relying on Gastar Ltd., Gastar LP, or Gastar LLC to disclose any such information, including any such information that if made public may affect the trading value of the shares of Gastar Ltd., to Chesapeake Exploration or Chesapeake Energy, and Chesapeake Exploration and Chesapeake Energy hereby waive, release, and relinquish any claims that they may have against Gastar Ltd., Gastar LP, or Gastar LLC, or any of their directors, officers, employees, agents, or representatives, based on or relating to any failure to disclose any such information. In full recognition of the foregoing, Chesapeake Exploration and Chesapeake Energy stipulate, acknowledge and agree that they have deemed it necessary, appropriate and in their respective best interests to enter into this Settlement Agreement and sell the CHK Gastar Shares in accordance with Paragraph 1 above without knowledge of any such information. Gastar Ltd., Gastar LP, and Gastar LLC stipulate, acknowledge, and agree that they are not relying on Chesapeake Exploration or Chesapeake Energy to disclose any information to Gastar Ltd., Gastar LP, or Gastar LLC, and Gastar Ltd., Gastar LP, and Gastar LLC hereby waive, release, and relinquish any claims that they may have against Chesapeake Exploration or Chesapeake Energy, or any of their directors, officers, employees, agents, or representatives, based on or relating to any failure to disclose any such information. In full recognition of the foregoing, Gastar Ltd., Gastar LP, and Gastar LLC, and Gastar Ltd. stipulate, acknowledge and agree that they have deemed it necessary, appropriate and in their respective best interests to enter into this Settlement Agreement without knowledge of any such information.
7.    This Settlement Agreement shall be governed by the laws of the State of Texas.

Exhibit 10.1

8.    This Settlement Agreement shall be binding upon and shall inure to the benefit of the parties to this Settlement Agreement and their respective successors and assigns.
9.    This instrument constitutes the entire and complete understanding of the parties hereto with respect to the subject matter hereof, constitutes the parties’ full and final settlement, and supersedes all prior agreements, arrangements and representations relating to the subject matter of this Settlement Agreement. Each party to this Settlement Agreement acknowledges that no representations, inducements, promises, understandings or agreements, oral or otherwise, have been made by such party, or anyone acting on behalf of such party, which are not embodied herein. Each party has relied upon such advice as it has deemed necessary together with its own judgment, and enters into this Settlement Agreement of its own free will, to accomplish the mutual intent of the parties hereto, and not based upon any representation, inducement, promise, understanding or assurance made by any other party. Each party represents and acknowledges that such party has had the opportunity to seek the advice of any person necessary to fully evaluate this Settlement Agreement, including counsel, regarding the effect, implications and ramifications of the terms of this Settlement Agreement.
10.    In the event the Settlement Payment is not made timely to Chesapeake Energy as provided herein, this Settlement Agreement shall be null, void, and of no force and effect.
11.    This Settlement Agreement may be executed in multiple original counterparts, which together will form the agreement of the parties.
(Signature Page Follows)

Exhibit 10.1

Executed on the dates hereinafter written.
CHESAPEAKE EXPLORATION, L.L.C.,

an Oklahoma limited liability company

By: __/s/ Douglas J. Jacobson___________________
Douglas J. Jacobson,
Executive Vice President
Date: March 28, 2013

CHESAPEAKE ENERGY CORPORATION,

an Oklahoma corporation

By: __/s/ Douglas J. Jacobson___________________
Douglas J. Jacobson,
Executive Vice President
Date: March 28, 2013

Exhibit 10.1

Executed on the dates hereinafter written.

GASTAR EXPLORATION, LTD,

an Alberta corporation

By: __/s/ J. Russell Porter___________________
Name: J. Russell Porter
Title: President & CEO
Date: March 28, 2013

GASTAR EXPLORATION TEXAS , LP,

an Delaware limited partnership

By: __/s/ J. Russell Porter___________________
Name: J. Russell Porter
Title: President
Date: March 28, 2013

GASTAR EXPLORATION TEXAS , LLC,

a Delaware limited partnership

By: __/s/ J. Russell Porter___________________
Name: J. Russell Porter
Title: President & Manager
Date: March 28, 2013